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                                                                    EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the use in this Post-Effective Amendment No. 2 to the Registration Statement on Form S-1 of our report dated May 4, 1999, relating to the financial statements of Tessera Enterprise Systems, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP

Boston, Massachusetts
December 17, 1999